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                                                                    EXHIBIT 99.1

News Release

                                                                  FOR RELEASE AT
                                                                     8:02 AM EDT
                                                         WEDNESDAY, JUNE 9, 2004
INVESTOR CONTACT:                                                 MEDIA CONTACT:
Mark Lamb                                                          Carrie Holmes
Director - Investor Relations                                      Onyx Software
(425) 519-4034                                           (425) 519-4096 (office)
markl@Onyx.com                                                  CARRIEH@ONYX.COM

                                                                   Mary Erickson
                                                            Reidy Communications
                                                                  (605) 325-3286
                                                    MARY@REIDYCOMMUNICATIONS.COM

             ONYX SOFTWARE NAMES JANICE P. ANDERSON CEO AND CHAIRMAN

    CEO BRINGS TRACK RECORD OF LEADING COMPANIES TO PROFITABLE REVENUE GROWTH

BELLEVUE, WA. -- Onyx(R) Software Corporation (NASDAQ: ONXS), a worldwide leader in successful customer relationship management (CRM), today announced that former Lucent CRM executive Janice P. Anderson has been named chief executive officer and chairman of the board.

"Janice has a proven track record of delivering profitable revenue growth through new business models, targeted go-to-market strategies and strategic acquisitions," said former Wells Fargo executive and Onyx board member Terri Dial. "She's an exceptional leader with the right mix of original thinking, problem solving abilities, leadership skills and energy to help Onyx capitalize on the growing opportunities in the CRM marketplace."

Anderson is a seasoned business executive, strategist and entrepreneur with global operations experience. Her career spans 21 years and encompasses executive management positions in the telecommunications and CRM arena with Lucent Technologies and its predecessor organization AT&T Corporation as well as two technology startups. As vice president of Lucent's CRM solutions business unit, Anderson led a team of nearly 2,000 employees focused on developing, marketing and delivering a broad range of solutions and services to enterprise customers in multiple vertical markets and geographies. Under her leadership, revenue more than doubled and the unit attained the number-one market position in every major global market.

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"As I sought new challenges, I had the opportunity to evaluate more than 30 companies," said Anderson. "Among the most important reasons for choosing Onyx is the company's superior solutions, brand name customer base, and successful track record of delivering solutions that solve meaningful business problems. Best of all, the company also has an incredibly talented and motivated team. Onyx represents a great opportunity, and the company has the essential ingredients for a great outcome of growth, value creation, and market-leadership."

In the course of her career, Anderson has successfully addressed a number of business challenges associated with rapidly changing and emerging markets. Among her accomplishments:

      - As CEO of several early stage companies, Anderson led the creation of new business models that allowed those organizations to enter new market segments, secure new distribution partners and increase revenues more than 200%.

      - While leading Lucent's CRM solutions business unit, Anderson's team negotiated key strategic alliances, grew international revenue by 35 percent annually, and Lucent received 15 industry awards for product innovation and customer satisfaction.

      - After defining a high-growth strategy for the Lucent Business Systems division, Anderson and her team negotiated partnerships and investments in Asia, Europe and South America. These and other strategic initiatives helped the division attain the number two position globally.

Anderson has a BA in Commerce from the University of Toronto and an MBA in Finance and Strategy from York University.

"We are thrilled to welcome Janice to Onyx, and we are confident in her ability to increase shareholder value," said Foundation Capital partner and Onyx board member Bill Elmore. "We also thank Brent Frei for leading Onyx since the company's inception ten years ago. His vision has resulted in a company with a solid foundation for delivering another decade of innovation and leadership in the CRM market," Elmore added. Frei will remain a member of the board of directors and continue as a full-time member of the executive team to assist Anderson during the transition.

ONYX CONFERENCE CALL

Onyx will hold a special conference call to introduce new CEO Janice P. Anderson Thursday, June 10 at 4:00 p.m. Eastern time. The live broadcast of the conference call will be available online at WWW.ONYX.COM or WWW.COMPANYBOARDROOM.COM. The call will be archived and available for replay for one week.

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When:

Time: 4:30 pm (Eastern) / 1:30 pm (Pacific)

Dial-In: 1-800-884-5695

International Dial-In: 1-617-786-2960

Passcode: 16703710

Replay: 1-617-801-6888 (available from 6:00 pm ET 06/10/04 through 11:59 pm ET 06/17/04)
Passcode: 61704877

FORWARD-LOOKING STATEMENT

This press release contains forward-looking statements, including statements about the anticipated future prospects of the CRM market and Onyx in general, and the possibility of increased future shareholder value. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The words "predict", "believe," "expect," "intend," "anticipate," variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could affect Onyx's actual results include, but are not limited to the risk that our future operating results are lower than expected, the risk that our market share and stock price do not increase over time, the risk that the CRM market does not grow at the pace we anticipate, the risk that our new CEO does not have the impact we anticipate and the "Important Factors That May Affect Our Business, Our Results of Operations and Our Stock Price" described in our quarterly report on form 10-Q for the period ended March 31, 2004. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

ABOUT ONYX SOFTWARE

Onyx Software Corp. (Nasdaq: ONXS), a worldwide leader in delivering successful CRM, offers a fast, cost-effective, usable solution that shares critical information among employees, customers and partners through three role-specific, Web services-based portals. The Onyx approach delivers real-world success by aligning CRM technology with business objectives, strategies and processes. Companies rely on Onyx across multiple departments to create a superior customer experience and a profitable bottom line. Onyx serves customers worldwide in a variety of industries, including financial services, healthcare, high technology and the public sector. Customers include Amway, United Kingdom lottery operator Camelot, Delta Dental, Microsoft Corporation, Mellon Financial Corporation, The Regence Group, State Street Corporation and Suncorp. More information can be found at (888) ASK-ONYX, info@onyx.com or http://www.onyx.com/.

                                       ###

      Onyx is a registered trademark of Onyx Software Corp. in the United States and other countries. Other product or service names mentioned herein are the trademarks of their respective owners.